                                                                   EXHIBIT 10.41

GREATER DALLAS BOARD OF REALTORS                      OFFICIAL FORM L-1 (C) 1976



                                                                STATE OF TEXAS
                                                                COUNTY OF DALLAS

                                LEASE AGREEMENT

           THIS LEASE AGREEMENT made and entered into by and between

                            CHRISTMAS JOINT VENTURE


hereinafter referred to as "Landlord," and SUBURBAN 0STOMY SUPPLY CO., a Massachusetts corporation with principal offices situated at 75 October Rill Road, Holliston, Massachusetts 01746 hereinafter referred to as "Tenant";

                                  WITNESSETH:

     Landlord hereby leases to Tenant, and Tenant hereby takes from Landlord the following described premises (hereinafter referred to as the "demised premises") situated within the County of Dallas, State of Texas:

     Being a free standing office/warehouse building containing approximately 24,270 square feet situated on Lot 6 and part of Lot 5, Block 6/7941, of Kings Row Industrial District, Third Installment, an Addition to the City of Dallas, Dallas County, Texas and being more commonly known as 1255 Viceroy Drive, Dallas, Texas together with all rights, privileges, easements and appurtenances belonging to or in any way pertaining to the demised premises and together with the building and other improvements now situated or to be erected upon the demised premise

TO HAVE AND TO HOLD the same for a term of seven (7) years beginning on July 1, 1994, upon the following terms, conditions and covenants:

     1. RENT: Tenant agrees to pay Landlord named herein, without offset or deduction, rent for the demised premises at the rate of Six Thousand Five Hundred Seventy-Three and 12/100 Dollars ($6,573.12) per month in advance for the first five (5) years of the term of this lease and $7,078.75 per month in advance for the remainder of the term hereof. The first monthly installment shall be due and payable on or before the beginning date of this lease, and subsequent monthly installments shall be due and payable on or before the first day of each succeeding calendar month during the term hereof; provided that, in the event the term hereof shall commence or end during a calendar month, the rent for any fractional calendar month following the commencement or preceding the end of the term of this lease shall be pro rated by days. (If percentage rent is to be payable to Landlord, refer to Exhibit A attached to this lease. In such case Exhibit A shall be incorporated into and become a part of this lease when physically attached hereto.)

     Tenant has deposited with Landlord, upon delivery of this lease, Six Thousand Five Hundred Seventy-Three and 12/100 Dollars ($6,573.12) to be applied as follows:

         (a) $6,573.12 for rent for the first month of the term hereof.

     2. ACCEPTANCE OF PREMISES: Tenant acknowledges that it has fully inspected the demised premises and accepts the demised premises, and any buildings and improvements situated thereon, as suitable for the purposes for which the same are leased in their present condition, subject to the Landlord refurbishing the building in accordance with the plans attached hereto as Exhibit A and made a part hereof. (If this lease provides for a building to be
- ---------
constructed
for Tenant, refer to Exhibit B attached to this lease. In such case this paragraph 2 shall become inapplicable, and Exhibit B shall be incorporated into and become a part of this lease when physically attached hereto.)

     3. USE OF PREMISES: The demised premises shall be used and occupied only for the purpose of storage and distribution and general office use and other business activities incident to Tenant's business and not otherwise. Tenant shall at its own expense obtain any and all governmental licenses and permits necessary for such use.

     4. COMPLIANCE WITH LAW: Tenant shall comply with all governmental laws, ordinances and regulations applicable to the use of the demised premises, and shall promptly comply with all governmental orders and directives for the correction, prevention and abatement of nuisances in or upon, or connected with the demised premises, all at Tenant's sole expense.

     5.  REAL ESTATE TAXES:

         A. Tenant shall pay as additional rental upon receipt of statement any increase in real estate taxes on the property of which the demised premises form a part. The based year shall be _____________, 1994.

     6.  MAINTENANCE BY LANDLORD

         A. Landlord shall at its expense maintain the roof, foundation and the structural soundness of the exterior walls (excluding all windows, window glass, plate glass and all doors) of the building in good repair and condition, reasonable wear and tear excepted. Landlord shall not be required to make repairs occasioned by the act or negligence of Tenant, its employees, subtenants, licensees or concessionaires (unless such act or negligence results in damage covered by valid and collectible fire and extended coverage insurance policies and is collectible thereunder). Tenant shall give immediate written notice to Landlord of the need for repairs or corrections, and Landlord shall proceed promptly to make such repairs or corrections. In the event any repairs are required to be made by Landlord, Tenant shall, at Tenant's sole cost and expense promptly remove Tenant's fixtures, inventory and other property and equipment maintained by Tenant to the extent required to enable Landlord to make such repairs. Landlord's liability hereunder shall be limited to the cost of such repairs or corrections.

         B. Landlord represents that at the commencement of the lease term, the plumbing, electrical system and exterior doors, and any fire protection sprinkler system, heating system, air conditioning equipment and elevators existing on the date of this lease or to be provided by Landlord, are or will be in good operating condition.

     7.  MAINTENANCE BY TENANT:

         A. Tenant shall maintain in good repair and condition at its expense and risk all other parts of the building and other improvements and equipment on the demised premises not required to be maintained by Landlord including but not limited to repairs (including all necessary replacements) of the windows, window glass, plate glass, doors, heating system, air conditioning equipment, fire protection sprinkler system, elevators, interior and exterior plumbing, and the interior of the building in general, and including care of landscaping and regular mowing of grass, and maintenance of any paving.

         B. Tenant shall, throughout the lease term, take good care of the building and other improvements and keep them free from waste or nuisance and, at the expiration or termination of this lease, deliver up the demised premises clean and free of trash and in good repair and condition, with all equipment situated in the demised premises on the beginning date of this lease, or replacements thereof, in working order (reasonable wear and tear and damage by fire, tornado or other casualty excepted).

         C. In the event Tenant shall fail to maintain the demised premises and any paving or landscaping in accordance with this paragraph 7, Landlord shall have the right (but not the obligation) to cause all repairs or other maintenance to be made and the reasonable costs therefor expended by Landlord shall be reimbursed by Tenant on demand.

     8. ALTERATIONS, ADDITIONS AND IMPROVEMENTS: Tenants shall not create any openings in the roof or exterior walls, or make any alterations, additions or improvements to the demised premises without prior written consent of Landlord. Consent for non-structural alterations, additions or improvements shall not be unreasonably withheld by Landlord. Tenant shall have the right to erect or install shelves, bins, machinery, air conditioning or heating equipment and trade fixtures, provided that Tenant complies with all applicable governmental laws, ordinances and regulations. At the expiration or termination of this lease, Tenant shall have the right to remove such items so installed, provided Tenant is not in default at the time of such removal and provided further that Tenant shall, at the time of removal of such items, repair in a good and workmanlike manner any damage caused by installation or removal thereof.

     Tenant shall pay for all costs incurred or arising out of alterations, additions or improvements in or to the demised premises and shall not permit a mechanic's or materialman's lien to be asserted against the demised premises. Upon request by Landlord, Tenant shall delivery to Landlord proof of payment reasonably satisfactory to Landlord of all costs incurred or arising out of any such alterations, additions or improvements.

     All alterations, additions or improvements in or to the demised premises made by Tenant shall become the property of Landlord at the expiration or termination of this lease; however, if, at the time any alterations, additions or improvements were approved by Landlord, Landlord advised Tenant in writing that Tenant would be required to remove such alterations, additions or improvements upon termination of this lease, Landlord may direct the removal of such alterations, additions or improvements by giving written notice to that effect to Tenant prior to the expiration or termination of this lease. At the direction of Landlord, Tenant shall promptly remove any alterations, additions or improvements it is required to remove pursuant to the preceding sentence and any other property placed in the demised premises by Tenant and Tenant shall repair in a good and workmanlike manner any damage caused by such removal.

     9. SIGNS: Tenant shall not place or affix any signs or other objects upon or to the roof or exterior walls of the demised premises or paint or otherwise deface the exterior walls of the demised premises without the prior written consent of Landlord. Any signs installed by Tenant shall conform with applicable laws and deed and other restrictions. Tenant shall remove all signs at the termination of this lease and shall repair any damage and close any holes caused or revealed by such removal.

    10. INCREASING PREMIUMS OR CAUSING SUSPENSION OR CANCELLATION OF LANDLORD'S INSURANCE POLICY.

          A. Tenant shall not permit any operation or activity to be conducted or storage or use of any volatile or any other materials in the demised premises that would cause suspension or cancellation of any fire and extended coverage insurance policy carried by Landlord, or increase the premiums therefor, without prior written consent of Landlord.

          B. Any insurance which may be carried by Landlord or Tenant against loss or damage to the building and other improvements situated on the demised premises shall be for the sole benefit of the party carrying such insurance and under its sole control.

     11. WAIVER OF SUBROGATION: Each party hereto waives any and every claim which arises or may arise in its favor against the other party hereto during the term of this lease or any renewal or extension thereof for any and all loss of, or damage to, any of its property located within or upon, or constituting a part of, the demised premises, which loss or damage is covered by valid and collectible fire and extended coverage insurance policies, to the extent that such loss or damage is recoverable under such insurance policies. Such mutual waivers shall be in addition to, and not in limitation or derogation of, any other waiver or release contained in this lease with respect to any loss of, or damage to, property of the parties hereto. Inasmuch as such mutual waivers will preclude the assignment of any aforesaid claim by way of subrogation or otherwise to an insurance company (or any other person), each party hereby agrees immediately to give to each insurance company which has issued to it policies of fire and extended coverage insurance, written notice of the terms of such mutual waivers, and to cause such insurance policies to be properly endorsed, if necessary, to prevent the invalidations of such insurance coverages by reason of such waivers.

     12. LANDLORD'S RIGHT OF ENTRY: Landlord and its authorized agents shall have the right, during normal business hours and after reasonable prior notice to Tenant, to enter the demised premises (a) to inspect the general condition and state of repair thereof, (b) to make repairs required or permitted under this lease, (c) to show the premises to any prospective tenant or purchaser or
(d) for any other reasonable purpose.

     During the final 150 days of the lease term, Landlord and its authorized agents shall have the right to erect and maintain on or about the demised premises customary signs advertising the property for lease or for sale.

     13. UTILITY SERVICES: Tenant shall pay the cost of all utility services, including but not limited to all charges for gas, water and electricity used on the demised premises, and for all electric lights, lamps and tubes.

     14. ASSIGNMENT AND SUBLEASING: Tenant shall not, without the prior written consent of Landlord, which consent shall not unreasonably be withheld, assign this lease or sublet the demised premises or any portion thereof. Any assignment or subletting shall be expressly subject to all terms and provisions of this lease, including the provisions of paragraph 3 pertaining to the use of the demised premises. In the event of any assignment or subletting, Tenant shall remain fully liable for the full performance of all Tenant's obligations under this lease. Tenant shall not assign his rights hereunder or sublet the premises without first obtaining a written agreement from assignee or sublessee whereby assignee or sublessee agrees to be bound by the terms of this lease. No such assignment or subletting shall constitute a novation. In the event of the occurrence of an event of default while the demised premises are assigned or sublet, Landlord, in addition to any other remedies provided herein by law, may at Landlord's option, collect directly from such assignee or subtenant all rents becoming due under such assignment or subletting and apply such rent against any sums due to Landlord hereunder. No direct collection by Landlord from any such assignee or subtenant shall release Tenant from the performance of its obligations hereunder.

     15.  FIRE AND CASUALTY DAMAGE:

          A. If the building or other improvements on the demises premises should be damaged or destroyed by fire, tornado or other casualty, Tenant shall give immediate written notice thereof to Landlord.

          B. If the building situated on the demised premises should be substantially or totally destroyed by fire, tornado or other casualty, or so damaged that rebuilding of repairs cannot reasonably be competed within 120 days from the date of written notification by Tenant to Landlord of the happening of the damage, this lease shall terminate at the option of Landlord and rent shall be abated for the unexpired portion of this lease, effective from the date of actual receipt by Landlord of such written notification. If this lease is not terminated, the building and other improvements shall be rebuilt or repaired and rent abated to the extent provided under Section C.

          C. If the building or other improvements situated on the demised premises should be damaged by fire, tornado or other casualty but not to such an extent that rebuilding or repairs cannot reasonably be completed within 120 days from the date of written notification by Tenant to Landlord of the happening of the damage, this lease shall not terminate, but Landlord shall, at its sole cost and risk, proceed forthwith and use reasonable diligence to rebuild or repair such building and other improvements on the demised premises (other than leasehold improvements made by Tenant or any assignee, subtenant or other occupant of the demised premises) to substantially the condition in which they existed prior to such damage; provided, however, if the casualty occurs during the final 18 months of the lease term, Landlord shall not be required to rebuild or repair such damage unless tenant shall exercise its renewal option (if any is contained herein) within 15 days after the date of receipt by Landlord of the notification of the occurrence of the damage. If Tenant does not elect to exercise its renewal option or if there is no renewal option contained herein or previously unexercised at such time, this lease shall terminate at the option of Landlord and rent shall be abated for the unexpired portion of this lease effective from the date of actual receipt by Landlord of the written notification of the damage. If the building and other improvements are to be rebuilt or repaired and are untenantable in whole or in part following such damage, the rent payable hereunder during the period in which they are untenantable shall be adjusted equitably.

     16.  INDEMNITY AND PUBLIC LIABILITY INSURANCE:

          A. Landlord shall not be liable to Tenant or to Tenant's employees, agents or visitors, or to any other person whomsoever, for any injury to persons or damage to property on or about the demised premises or any adjacent area owned by Landlord caused by the negligence or misconduct of Tenant, it employees, subtenants, licensees or concessionaires or any other person entering the demised premises under express or implied invitation of Tenant, or arising out of the use of the demised premises by Tenant and the conduct of its business therein, or arising out of any breach or default by Tenant in the performance of its obligation hereunder; and Tenant hereby agrees to indemnify Landlord and hold it harmless from any loss, expense or claims arising out of such damage or injury. Tenant shall not be liable for any injury or damage caused by the negligence or misconduct of Landlord, or its employees or agents, and Landlord agrees to indemnify Tenant and hold it harmless from any loss, expense or damage arising out of such damage or injury.

          B. Landlord and Landlord's agents and employees shall not be liable to Tenant for any injury to persons or damage to property resulting from the demised premises, or other premises owned by Landlord becoming out of repair or by defect in or failure of equipment, pipes, or wiring, or broken glass, or by the backing up of drains, or by gas, water, steam, electricity or oil leaking, escaping or flowing into the demised premises, regardless of the source, or by dampness (except where due to Landlord's willful failure to make repairs required to be made hereunder, after the expiration of a reasonable time after written notice to Landlord of the need for such repairs or to any other breach of this lease by Landlord) or by fire, explosion, falling plaster or ceiling. Landlord shall not be liable to Tenant for any loss or damage that may be occasioned by or through the acts or omissions of other tenants of the Landlord or caused by operations in construction of any private, public or quasi-public work, or of any other persons whomsoever, excepting only duly authorized employees and agents of Landlord.

     17.  CONDEMNATION:

          A. If, during the term of this lease or any extension or renewal thereof, all or a substantial part of the demised premises should be taken for any public or quasi-public use under any governmental law, ordinance or regulation or by right of eminent domain, or should be sold to the condemning authority under threat of condemnation, this lease shall terminate and the rent shall be abated during the unexpired portion of this lease, effective from the date of taking of the demised premises by the condemning authority.

          B. If less than a substantial part of the demised premises is taken for public or quasi-public use under any governmental law, ordinance or regulation, or by right of eminent domain, or is sold to the condemning authority under threat of condemnation, Landlord, at its option, may by written notice terminate this lease or shall forthwith at its sole expense restore and reconstruct the buildings and improvements (other than leasehold improvements made by Tenant or any assignee, subtenant or other occupant of the demised premises) situated on the demised premises in order to make the same reasonable tenantable and suitable for the uses for which the demised premises are leased as defined in paragraph 3. The rent payable hereunder during the unexpired portion of this lease shall be adjusted equitably.

          C. Landlord and Tenant shall each be entitled to receive and retain such separate awards and portions of lump sum awards as may be allocated to their respective interests in any condemnation proceedings. The termination of this lease shall not affect the rights of the respective parties to such awards.

     18. HOLDING OVER: Should Tenant, or any of its successors in interest fail to surrender the demised premises, or any part thereof, on the expiration of the term of this lease, such holding over shall constitute a tenancy from month to month, at a monthly rental equal to 125% of the rent paid for the last month of the term of this lease unless otherwise agreed in writing.

     19. DEFAULT BY TENANT: The following events shall be deemed to be events of default under this lease:

          A. Failure of Tenant to pay any installment of the rent or other sum payable to Landlord hereunder on the date that same is due and such failure shall continue for a period of 10 days.

          B. Failure of Tenant to comply with any term, condition or covenant of this lease, other than the payment of rent or other sum of money, and such failure shall not be cured within 30 days after written notice thereof to tenant.

          C. Insolvency, the making of a transfer in fraud of creditors, or the making of an assignment for the benefit of creditors by Tenant or any guarantor of Tenant's obligation.

          D. Filing of a petition under any section or chapter of the National Bankruptcy Act, as amended, or under any similar law or statute of the United States or any State thereof by Tenant or any guarantor of Tenant's obligations, or adjudication as a bankrupt or insolvent in proceedings filed against Tenant or such guarantor.

          E. Appointment of a receiver or trustee for all or substantially all of the assets of Tenant or any guarantor of Tenant's obligations hereunder.

          F. Abandonment by Tenant of any substantial portion of the demised premises or cessation of use of the demised premises for the purpose leased.

     20. REMEDIES OF LANDLORD: Upon the occurrence of any of the events of default listed in Section 19, Landlord shall have the option to pursue any one or more of the following remedies without any notice or demand whatsoever:

          A. Terminate this lease, in which event Tenant shall immediately surrender the demised premises to Landlord. If Tenant fails to so surrender such premises, Landlord may, without prejudice to any other remedy which it may have for possession of the demised premises or arrearage in rent, enter upon and take possession of the demised premises and expel or remove Tenant and any other person who may be occupying such premises or any part thereof, by force if necessary, without being liable for prosecution or any claim for damages therefor. Tenant shall pay to Landlord on demand the amount of all loss and damage which Landlord may suffer by reason of such termination, whether through inability to relet the demised premises on satisfactory terms or otherwise.

          B. Enter upon and take possession of the demises premises, by force if necessary, without terminating this lease and without being liable for prosecution or for any claim for damages therefor, and expel or remove Tenant and any other person who may be occupying such premises or any part thereof. Landlord may relet the demised premises and receive the rent therefor. Tenant agrees to pay to Landlord monthly or on demand from time to time any deficiency that may arise by reason of any such reletting. In determining the amount of such deficiency, the brokerage commission, attorney's fees, remodeling expenses and other costs of reletting shall be subtracted from the amount of rent received under such reletting.

          C. Enter upon the demised premises, by force, if necessary, without terminating this lease and without being liable for prosecution or for any claim for damages therefor, and do whatever Tenant is obligated to do under the terms of this lease. Tenant agrees to pay Landlord on demand for expenses which Landlord may incur in thus effecting compliance with Tenant's obligations under this lease, together with interest thereon at the rate of 10% per annum from the date expended until paid. Landlord shall not be liable for any damages resulting to the Tenant from such action, whether caused by negligence of Landlord or otherwise.

          Pursuit of any of the foregoing remedies shall not preclude pursuit of any of the other remedies herein provided or any other remedies provided by law, nor shall pursuit of any remedy herein provided constitute a forfeiture or waiver of any rent due to Landlord hereunder or of any damages accruing to Landlord by reason of the violation of any of the terms, conditions and covenants herein contained. In the event of any default by Tenant, Landlord shall use reasonable efforts to mitigate its damages, but Landlord shall not be required to lease the demised premises in preference to other property owned by Landlord.

     21. ATTORNEYS' FEES: If, on account of any breach or default by Landlord or Tenant of their respective obligations under this lease, it shall become necessary for the other to employ an attorney to enforce or defend any of its rights or remedies hereunder, and should such party prevail, it shall be entitled to any reasonable attorneys' fees incurred in such connection.

     22. QUIET ENJOYMENT: Landlord warrants that it has full right and power to execute and perform this lease and to grant the estate demised herein and that Tenant, on payment of the rent and performing the covenants herein contained, shall peaceably and quietly have, hold and enjoy the demised premises during the full term of this lease and any extension or renewal hereof; provided, however, that Tenant accepts this lease subject and subordinate to any recorded mortgage, deed of trust or other lien presently existing upon the demised premises. Landlord is hereby irrevocably vested with full power and authority to subordinate Tenant's interest hereunder to any mortgage, deed of trust or other lien hereafter placed on the demised premises, and Tenant agrees upon demand to execute such further instruments subordinating this lease as Landlord may request, provided such further subordination shall be upon the express condition that this lease shall be recognized by the mortgagee and that the rights of Tenant shall remain in full force and effect during the term of this lease so long as Tenant shall continue to perform all of the covenants of this lease.

     23. WAIVER OF DEFAULT: No waiver by the parties hereto of any default or breach of any term, condition or covenant of this lease shall be deemed to be waiver of any subsequent default or breach of the same or any other term, condition or covenant contained herein.

     24.  REALTOR'S COMMISSIONS:

          A. Landlord agrees to pay to Robert Lynn & Co. ("Broker") a commission for negotiating this lease in accordance with a separate agreement between Landlord and Broker.

          B. The Principal Realtor is hereby granted a lien against the demised premises to secure payment of all commissions (including not only the commission originally payable hereunder but also any additional commissions which may hereafter become payable by reason of renewals, new leases, rental agreements, sale or otherwise). This lien is subject to the rights of Tenant under this lease, but prior and superior to any liens hereafter created against the demised premises, excepting only liens in favor of banks, insurance companies, building and loan associations and similar regulated financial institutions securing indebtedness incurred for the purpose of acquiring the demised premises or constructing, repairing, rebuilding or remodeling buildings and other improvements thereon, to all of which liens the lien hereby created shall be subordinate and inferior.

     25. CERTIFICATE OF OCCUPANCY: Tenant may, prior to the commencement of the term of this lease, apply for a Certificate of Occupancy to be issued by the municipality in which the demised premises are located, but this lease shall not be contingent upon issuance thereof. Nothing herein contained shall obligate Landlord to install any additional electrical wiring, plumbing or plumbing fixtures which are not presently existing in the demised premises, or which have not been expressly agreed upon by Landlord in writing.

     26. FORCE MAJEURE: In the event performance by Landlord of any term, condition or covenant in this lease is delayed or prevented by any Act of God, strike, lockout, shortage of material or labor, restriction by any governmental authority, civil riot, flood, and any other cause not within the control of Landlord, the period for performance of such term, condition or covenant shall be extended for a period equal to the period Landlord is so delayed or hindered.

     27. EXHIBITS: All exhibits, attachments, annexed instruments and addenda referred to herein shall be considered a part hereof for all purposes with the same force and effect as if copied at full length herein.

     28. USE OF LANGUAGE: Words of any gender used in this lease shall be held and construed to include any other gender, and words in the singular shall be held to include the plural, unless the context otherwise requires.

     29. CAPTIONS: The captions or headings of paragraphs in this lease are inserted for convenience only, and shall not be considered in construing the provisions hereof if any question of intent should arise.

     30. SUCCESSORS: The terms, conditions and covenants contained in this lease shall apply to, inure to the benefit of, and be binding upon the parties hereto and their respective successors in interest and legal representatives except as otherwise herein expressly provided. All rights, powers, privileges, immunities and duties of Landlord under this lease, including, but not limited to, any notices required or permitted to be delivered by Landlord to Tenant hereunder, may, at Landlord's option, be exercised or performed by Landlord's agent or attorney.

     31. SUBLEASE: If this lease is in fact a sublease, Tenant accepts this lease subject to all of the terms and conditions of the lease under which Landlord holds the demised premises as lessee. Tenant covenants that it will do no act or thing which would constitute a violation by Landlord of its obligations under such lease.

     32. SEVERABILITY: If any provision in this lease should be held to be invalid or unenforceable, the validity and enforceability of the remaining provisions of this lease shall not be affected thereby.

     33. NOTICES: Any notice or document required or permitted to be delivered hereunder may be delivered in person or shall be deemed to be delivered, whether actually received or not, when deposited in the United States mail, postage prepaid, registered or certified mail, return receipt requested, addressed to the parties at the addresses indicated below, or at such other addresses as may have theretofore been specified by written notice delivered in accordance herewith.

 LANDLORD:  Christmas Joint Venture          TENANT:  Suburban Ostomy Supply Co.
            16475 Dallas Parkway, Suite 500           75 October Hill Road
            Dallas, Texas  75248                      Holliston, Massachusetts
                                                      01746

 PRINCIPAL REALTOR:   Robert Lynn & Co.
                      2720 N. Stemmons Freeway, Suite 500
                      Dallas, Texas  75207

     34.  SPECIAL CONDITIONS:

               See Exhibit B attached hereto and made a part hereof.
                   ---------



                  Executed the _____ day of __________________________, 19____.

 ATTEST:

 ______________________________ LANDLORD:  Christmas Joint Venture

                                          By ___________________________________
                                             William E. Campbell, Jr.


                                             Venture Manager
                                             ----------------------------------
                                             Title

 ATTEST:

 ______________________________ TENANT:  Suburban Ostomy Supply Co.
                                                /s/ Herbert Grey
                                             By _______________________________


                                                Chairman
                                                -------------------------------
                                                Title



                                    REALTORS
                                               Robert Lynn  & Co.
 _______________________________________       --------------------------------
 COOPERATING REALTOR*                          PRINCIPAL REALTOR, MEMBER OF THE
                                                      GREATER DALLAS BOARD OF
                                                        REALTORS, INC.
                                                 /s/ Bob Spletter
 _______________________________________       ________________________________
 By                                                 By  Bob Spletter


*Note: If this Lease Agreement is negotiated by Principal Realtor in cooperation with another Realtor, Landlord shall be liable for payment of all commissions to Principal Realtor only, whereupon it shall be protected from any claims from said Cooperating Realtor.

                                   EXHIBIT B



     1. Throughout the term of this Lease, Landlord shall cause to be maintained fire and extended coverage insurance upon the building and all other improvements (exclusive of foundations and exterior paving) situated on the demised premises for not less than full insurable value thereof. Tenant shall promptly reimburse Landlord for the premium paid by Landlord to obtain such insurance, up to a maximum reimbursement of $1,000 per year.

     2. Throughout the term of this Lease, including any renewals or extensions hereof, Tenant shall procure and maintain at Tenant's sole cost and expense a policy or policies of insurance insuring both Landlord and Tenant against any and all liability for injury to or death of any person or persons and for damage to or destruction of property occasioned by or arising out of or in connection with the use and occupancy of the demised premises or by the condition of the demised premises, the limits of such policy or policies of insurance to be in an amount of not less than $1,000,000 in respect of personal injury or death in any one accident or disaster, and in an amount not less than $250,000 in respect of property damaged or destroyed. Such policy or policies of insurance shall be written by solvent insurance companies satisfactory to Landlord duly licensed to transact business in the State of Texas and shall provide for at least ten (10) days written notice to Landlord prior to cancellation thereof. Tenant shall cause a certificate or certificates of the insurance required to be maintained by Tenant to be delivered to Landlord and certificates evidencing the renewals thereof shall be delivered at least thirty
 (30) days prior to the expiration of the respective policy terms.

     3. Landlord shall complete the refurbishing work described in paragraph 2 of this lease by July 1, 1994.

     4. Tenant may, at its option, and at its sole cost and expense, in the name of the Landlord if necessary, protest, appeal or institute such other proceedings as it may consider appropriate to affect a reduction or abatement of any real estate taxes assessed against the demised premises for which Tenant is responsible under the terms of this lease, and Landlord shall cooperate with Tenant in connection with any such contest. Prior to any such contest, Tenant shall be required to furnish Landlord a bond for any contested taxes, and any applicable penalties or interest. In the event a refund is obtained pursuant to any contest conducted under the foregoing provisions, the tax refund, less any costs or expenses of Landlord, shall be paid to Tenant to the extent to which such refund is based on a payment made by Tenant.